                                                                    EXHIBIT 11.1
                       VIDATRON ENTERTAINMENT GROUP INC.

                                 CANADIAN GAAP
                        Earnings per share calculations

                           Aug 31/96    Aug 31/97   Aug 31/98  Feb 28/98 Feb 28/99
                          -----------  -----------  ---------- --------- ----------
Basic eps
 Net income (loss) per
  F/S...................  $(2,100,000) $(1,212,000) $1,758,000 $ 689,000 $1,009,000
 Weighted average number
  of shares outstanding
  (per schedule)........    3,116,599    4,651,541   6,506,855 6,258,777  7,564,855
                          -----------  -----------  ---------- --------- ----------
Basic eps =.............  $     (0.67) $     (0.26) $     0.27 $    0.11 $     0.13
                          -----------  -----------  ---------- --------- ----------
Basic eps restated to
 give effect to 5:2
 share consolidation
 subsequent to year end
 =......................  $     (1.68) $     (0.65) $     0.68 $    0.28 $     0.33
                          ===========  ===========  ========== ========= ==========

Fully diluted eps
  imputed                 Aug 31/96                    Aug 31/97                    Aug 31/98
  interest @ 5.5%  Impact of conversion on      Impact of conversion on      Impact of conversion on
                   weighted avg     Net         weighted avg     Net         weighted avg    Net
                     # shares     income          # shares     income          # shares     income
                   ------------ -----------     ------------ -----------     ------------ ----------
Undiluted
 amounts per
 above..........    3,116,599   $(2,100,000)     4,651,541   $(1,212,000)     6,506,855   $1,758,000
Stock options...
 Exercisable at
  $6.20.........          750           256 [X]        750           256 [X]        --           --
 Exercisable at
  $1.92.........        4,625           488 [X]        --            --             --           --
 Exercisable at
  $2.08.........       29,375         3,361 [X]     11,000         1,258 [X]        --           --
 Exercisable at
  $2.48.........        2,000           273 [X]      2,000           273 [X]        --           --
 Exercisable at
  $4.48.........       19,476         4,799 [X]     15,687         3,865 [X]      3,375          832 X
 Exercisable at
  $5.60.........       52,551        16,186 [X]    118,750        36,575 [X]    117,500       36,190 X
 Exercisable at
  $7.76.........        4,685         2,000 [X]      8,750         3,735 [X]      2,500        1,067 X
 Exercisable at
  $5.40.........          --            --         139,178        41,336 [X]    123,750       36,754 X
 Exercisable at
  $5.20.........          --            --          32,301         9,238 [X]     99,000       28,314 X
 Exercisable at
  $4.10.........          --            --             --            --          14,959        3,373 X
 Exercisable at
  $3.80.........          --            --             --            --         174,453       36,461 X
 Exercisable at
  $3.00.........          --            --             --            --             --           --
 Exercisable at
  $4.50.........          --            --             --            --             --           --
 Exercisable at
  $US 3.00......          --            --             --            --             --           --
                    ---------   -----------      ---------   -----------      ---------   ----------
                          --            --             --            --         535,537      142,990
 Reduce by tax
  effect @ 46%..                        --                           --                      (65,776)
                    ---------   -----------      ---------   -----------      ---------   ----------
                          --            --             --            --         535,537       77,215
                    ---------   -----------      ---------   -----------      ---------   ----------
Underwriter's
 options/warrants
 Exercisable at
  $4.50.........          --            --          27,980         6,925 [X]     66,750       16,521 X
 Exercisable at
  $5.50.........          --            --          13,990         4,232 [X]        --           --
 Exercisable at
  $6.50.........          --            --             --            --          33,375       11,932 X
                    ---------   -----------      ---------   -----------      ---------   ----------
                          --            --             --            --         100,125       28,452
 Reduce by tax
  effect @ 46%..                        --                           --                      (13,088)
                    ---------   -----------      ---------   -----------      ---------   ----------
                          --            --             --            --         100,125       15,364
                    ---------   -----------      ---------   -----------      ---------   ----------
Share purchase
 warrants
 Exercisable at
  $4.00.........       30,137         6,630 [X]        --            --             --           --
 Exercisable at
  $4.00.........       48,885        10,755 [X]        --            --             --           --
 Exercisable at
  $6.88.........        3,405         1,289 [X]        --            --             --           --
 Exercisable at
  $6.50.........          --            --         279,801       100,029 [X]    667,500      238,631 X
 Exercisable at
  $2.50.........          --            --             --            --             --           --
                    ---------   -----------      ---------   -----------      ---------   ----------
                          --            --             --            --         667,500      238,631
 Reduce by tax
  effect @ 46%..                        --                           --                     (109,770)
                    ---------   -----------      ---------   -----------      ---------   ----------
                          --            --             --            --         667,500      128,861
                    ---------   -----------      ---------   -----------      ---------   ----------
$600K
 convertible
 debentures
 Issued October
  21/98
 Convertible at
  $3.00 after
  April 21/99...          --            --             --            --             --           --
 Interest
  saved.........          --            --             --            --             --           --
 Accretion of
  discount
  saved.........          --            --             --            --             --           --
                    ---------   -----------      ---------   -----------      ---------   ----------
                          --            --             --            --             --           --
 Reduce by tax
  effect @ 46%                          --                           --                          --
                    ---------   -----------      ---------   -----------      ---------   ----------
                          --            --             --            --             --           --
                    ---------   -----------      ---------   -----------      ---------   ----------
$500K
 convertible
 debentures
 Assumed issued
  March 27/97
 Convertible at
  $7.60.........          --            --          65,789           --          65,789          --
 Interest
  saved.........          --            --             --         25,000            --        60,000
 Accretion of
  discount
  saved.........          --            --             --            n/a [X]        --           n/a [X]
                    ---------   -----------      ---------   -----------      ---------   ----------
                          --            --             --            --             --           --
 Reduce by tax
  effect @ 46%..                        --                           --                          --
                    ---------   -----------      ---------   -----------      ---------   ----------
                          --            --             --            --             --           --
                    ---------   -----------      ---------   -----------      ---------   ----------
Fully diluted
 amounts........    3,116,599    (2,100,000)     4,651,541    (1,212,000)     7,810,017    1,979,440
                                -----------                  -----------                  ----------
Fully diluted
 eps............                $     (0.67)                 $     (0.26)                 $     0.25
                                -----------                  -----------                  ----------
Fully diluted
 eps restated to
 give effect to
 the 5:2 share
 consolidation
 subsequent to
 year end.......                $     (1.68)                 $     (0.65)                 $     0.63
                                -----------                  -----------                  ----------
Fully diluted eps
  imputed                 Feb 28/98                      Feb 28/99
  interest @ 5.5%  Impact of conversion on        Impact of conversion on
                   weighted avg      Net          weighted avg    Net
                     # shares      income           # shares     income
                   -------------- --------------- ------------ --------------
Undiluted
 amounts per
 above..........       6,258,777  $   689,000      7,564,855   $1,009,000
Stock options...
 Exercisable at
  $6.20.........             --           --             --           --
 Exercisable at
  $1.92.........             --           --             --           --
 Exercisable at
  $2.08.........           6,250          715 X          --           --
 Exercisable at
  $2.48.........           1,250          171 X          --           --
 Exercisable at
  $4.48.........           4,625        1,140 X        1,875          462 X
 Exercisable at
  $5.60.........         117,500       36,190 X      117,500       36,190 X
 Exercisable at
  $7.76.........           2,500        1,067 X        2,500        1,067 X
 Exercisable at
  $5.40.........         136,250       40,466 X      120,875       35,900 X
 Exercisable at
  $5.20.........         109,750       31,389 X       94,000       26,884 X
 Exercisable at
  $4.10.........          14,917        3,364 X       15,000        3,383 X
 Exercisable at
  $3.80.........             --           --         370,000       77,330 X
 Exercisable at
  $3.00.........             --           --          33,481        5,524 X
 Exercisable at
  $4.50.........             --           --             373           92 X
 Exercisable at
  $US 3.00......             --           --          15,884        3,952 X
                   -------------  -----------     ----------   ----------
                         393,042      114,501        771,488      190,784
 Reduce by tax
  effect @ 46%..                      (52,670)                    (87,761)
                   -------------  -----------     ----------   ----------
                         393,042       61,830        771,488      103,023
                   -------------  -----------     ----------   ----------
Underwriter's
 options/warrants
 Exercisable at
  $4.50.........          66,750       16,521 [X]     66,750       16,521 [X]
 Exercisable at
  $5.50.........          33,375       10,096 [X]        --           --
 Exercisable at
  $6.50.........             --           --          33,375       11,932 [X]
                   -------------  -----------     ----------   ----------
                             --           --             --           --
 Reduce by tax
  effect @ 46%..                          --                          --
                   -------------  -----------     ----------   ----------
                             --           --             --           --
                   -------------  -----------     ----------   ----------
Share purchase
 warrants
 Exercisable at
  $4.00.........             --           --             --           --
 Exercisable at
  $4.00.........             --           --             --           --
 Exercisable at
  $6.88.........             --           --             --           --
 Exercisable at
  $6.50.........         667,500      238,631 [X]    667,500      238,631 [X]
 Exercisable at
  $2.50.........             --           --         179,558       24,689 X
                   -------------  -----------     ----------   ----------
                             --           --         179,558       24,689
 Reduce by tax
  effect @ 46%..                          --                      (11,357)
                   -------------  -----------     ----------   ----------
                             --           --         179,558       13,332
                   -------------  -----------     ----------   ----------
$600K
 convertible
 debentures
 Issued October
  21/98
 Convertible at
  $3.00 after
  April 21/99...             --           --         137,017          --
 Interest
  saved.........             --           --             --        20,384
 Accretion of
  discount
  saved.........             --           --             --        23,101 [X]
                   -------------  -----------     ----------   ----------
                             --           --             --           --
 Reduce by tax
  effect @ 46%                            --                          --
                   -------------  -----------     ----------   ----------
                             --           --             --           --
                   -------------  -----------     ----------   ----------
$500K
 convertible
 debentures
 Assumed issued
  March 27/97
 Convertible at
  $7.60.........          65,789          --          65,789          --
 Interest
  saved.........             --        30,000            --        30,000
 Accretion of
  discount
  saved.........             --           n/a [X]        --           n/a [X]
                   -------------  -----------     ----------   ----------
                             --           --             --           --
 Reduce by tax
  effect @ 46%..                          --                          --
                   -------------  -----------     ----------   ----------
                             --           --             --           --
                   -------------  -----------     ----------   ----------
Fully diluted
 amounts........       6,651,819      750,830      8,515,901    1,125,355
                                  -----------                  ----------
Fully diluted
 eps............                  $      0.11                  $     0.13
                                  -----------                  ----------
Fully diluted
 eps restated to
 give effect to
 the 5:2 share
 consolidation
 subsequent to
 year end.......                  $      0.28                  $     0.33
                                  -----------                  ----------

Note: the dilution test for each individual instrument is computed net of tax notwithstanding that the income amount displayed is pre-tax.
-------
[X] = anti-dilutive,=not factored in calculations
X   = dilutive; included in calculations

                       VIDATRON ENTERTAINMENT GROUP INC.

                                   U.S. GAAP
                        Earnings per share calculations

                           Aug 31/96    Aug 31/97   Aug 31/98  Feb 28/98   Feb 28/99
                          -----------  -----------  ---------- ----------  ----------
Basic eps
 Net income (loss) per
  F/S Note 18(c)........  $(2,100,000) $(1,212,000) $  534,000 $ (535,000) $1,009,000
 Weighted average number
  of shares outstanding
  (per schedule)........    3,116,599    3,776,541   5,759,971  5,383,777   7,189,855
                          -----------  -----------  ---------- ----------  ----------
Basic eps =.............  $     (0.67) $     (0.32) $     0.09 $    (0.10) $     0.14
                          ===========  ===========  ========== ==========  ==========
Basic eps restated to
 give effect to the 5:2
 share consolidation
 subsequent to year end
 =......................  $     (1.68) $     (0.80) $     0.23 $    (0.25) $     0.35
                          ===========  ===========  ========== ==========  ==========
Average share price.....                            $     3.57             $     2.72
                                                    ==========             ==========

                         Aug 31/96              Aug 31/97
                   Impact of conversion   Impact of conversion          Aug 31/98                   Feb 28/98
                            on                     on            Impact of conversion on     Impact of conversion on
                   # shares   proceeds    # shares   proceeds     # shares    proceeds        # shares    proceeds
                   --------- -----------  --------- -----------  ----------- -----------     ----------- -----------
Diluted eps
Undiluted amounts
 per above.......  3,116,599         n/a  3,776,541         n/a    5,759,971         n/a       5,383,777         n/a
Stock options
 Exercisable at
  $6.20..........                                                        --          --
 Exercisable at
  $1.92..........                                                        --          --
 Exercisable at
  $2.08..........                                                        --          --
 Exercisable at
  $2.48..........                                                        --          --
 Exercisable at
  $4.48..........                                                      3,375      15,120 [X]
 Exercisable at
  $5.60..........                                                    117,500     658,000 [X]
 Exercisable at
  $7.76..........                                                      2,500      19,400 [X]
 Exercisable at
  $5.40..........                                                    123,750     668,250 [X]
 Exercisable at
  $5.20..........                                                     99,000     514,800 [X]
 Exercisable at
  $4.10..........                                                     14,959      61,500 [X]
 Exercisable at
  $3.80..........                                                    174,453   1,502,900 [X]
 Exercisable at
  $3.00..........                                                        --          --
 Exercisable at
  $4.50..........                                                        --          --
 Exercisable at
  $US 3.00.......                                                        --          --
                   --------- -----------  --------- -----------  ----------- -----------     ----------- -----------
                         --          --         --          --           --          --              --          --
 Stock purchase
  from proceeds..                    --                     --           --          --                          --
                   --------- -----------  --------- -----------  ----------- -----------     ----------- -----------
                         --          --         --          --           --          --              --          --
                   --------- -----------  --------- -----------  ----------- -----------     ----------- -----------
Underwriter's
 options/warrants
 Exercisable at
  $4.50..........                                                     66,750     300,375 [X]
 Exercisable at
  $5.50..........                                                        --          --  [X]
 Exercisable at
  $6.50..........                                                     33,375     216,938 [X]
                   --------- -----------  --------- -----------  ----------- -----------     ----------- -----------
                         --          --         --          --           --          --              --          --
 Stock purchase
  from proceeds..                    --                     --           --          --              --          --
                   --------- -----------  --------- -----------  ----------- -----------     ----------- -----------
                         --          --         --          --           --          --              --          --
                   --------- -----------  --------- -----------  ----------- -----------     ----------- -----------
Share purchase
 warrants
 Exercisable at
  $4.00..........                                                        --          --
 Exercisable at
  $4.00..........                                                        --          --
 Exercisable at
  $6.88..........                                                        --          --
 Exercisable at
  $6.50..........                                                    667,500   4,338,750 [X]
 Exercisable at
  $2.50..........                                                        --          --
                   --------- -----------  --------- -----------  ----------- -----------     ----------- -----------
                         --          --         --          --           --          --              --          --
 Stock purchase
  from proceeds..                    --                     --           --          --              --          --
                   --------- -----------  --------- -----------  ----------- -----------     ----------- -----------
                         --          --         --          --           --          --              --          --
                   --------- -----------  --------- -----------  ----------- -----------     ----------- -----------
$600K convertible
 debentures
 Issued October
  21/98..........
 Convertible at
  $3.00 after
  April 21/99....                                                        --          --              --          --
 Interest saved..                                                        --          --              --          --
 Accretion of
  discount
  saved..........                                                        --          --              --          --
                   --------- -----------  --------- -----------  ----------- -----------     ----------- -----------
                         --          --         --          --           --          --              --          --
 Net of income
  tax effect.....                    --                     --                       --                          --
                   --------- -----------  --------- -----------  ----------- -----------     ----------- -----------
                         --          --         --          --           --          --              --          --
                   --------- -----------  --------- -----------  ----------- -----------     ----------- -----------
$500K convertible
 debentures
 Assumed issued
  March 27/97....
 Convertible at
  $7.60..........                                                     65,789         --
 Interest saved
  (at 12%).......                                                        --       60,000
 Accretion of
  discount
  saved..........                                                        --          n/a [X]
                   --------- -----------  --------- -----------  ----------- -----------     ----------- -----------
                         --          --         --          --           --          --              --          --
 Net of income
  tax effect.....                    --                     --           --          --              --          --
                   --------- -----------  --------- -----------  ----------- -----------     ----------- -----------
                         --          --         --          --           --          --              --          --
                   --------- -----------  --------- -----------  ----------- -----------     ----------- -----------
Diluted amounts..  3,116,599 $(2,100,000) 3,776,541 $(1,212,000)   5,759,971 $   534,000       5,383,777 $  (535,000)
                             -----------            -----------              -----------                 -----------
Diluted eps......            $     (0.67)           $     (0.32)             $      0.09                 $     (0.10)
                             ===========            ===========              ===========                 ===========
Diluted eps
 restated to give
 effect to the
 5:2 share
 consolidation
 subsequent to
 year end =......            $     (1.68)           $     (0.80)             $      0.23                 $     (0.25)
                             ===========            ===========              ===========                 ===========
                          Feb 28/99
                   Impact of conversion on
                    # shares      proceeds
                   ------------ ----------------
Diluted eps
Undiluted amounts
 per above.......    7,189,855           n/a
Stock options
 Exercisable at
  $6.20..........          --            --
 Exercisable at
  $1.92..........          --            --
 Exercisable at
  $2.08..........          --            --
 Exercisable at
  $2.48..........          --            --
 Exercisable at
  $4.48..........        1,875         8,400 [X]
 Exercisable at
  $5.60..........      117,500       658,000 [X]
 Exercisable at
  $7.76..........        2,500        19,400 [X]
 Exercisable at
  $5.40..........      120,875       652,725 [X]
 Exercisable at
  $5.20..........       94,000       488,800 [X]
 Exercisable at
  $4.10..........       15,000        61,500 [X]
 Exercisable at
  $3.80..........      370,000     1,406,000 [X]
 Exercisable at
  $3.00..........       33,481       180,000 [X]
 Exercisable at
  $4.50..........          373        11,250 [X]
 Exercisable at
  $US 3.00.......       15,884       375,000 [X]
                   ------------ ----------------
                           --            --
 Stock purchase
  from proceeds..          --            --
                   ------------ ----------------
                           --            --
                   ------------ ----------------
Underwriter's
 options/warrants
 Exercisable at
  $4.50..........       66,750       300,375 [X]
 Exercisable at
  $5.50..........          --            --
 Exercisable at
  $6.50..........       33,375       216,938 [X]
                   ------------ ----------------
                           --            --
 Stock purchase
  from proceeds..          --            --
                   ------------ ----------------
                           --            --
                   ------------ ----------------
Share purchase
 warrants
 Exercisable at
  $4.00..........          --            --
 Exercisable at
  $4.00..........          --            --
 Exercisable at
  $6.88..........          --            --
 Exercisable at
  $6.50..........      667,500     4,338,750 [X]
 Exercisable at
  $2.50..........      179,558       625,000 X
                   ------------ ----------------
                       179,558       625,000
 Stock purchase
  from proceeds..     (165,035)     (625,000)
                   ------------ ----------------
                        14,523           --
                   ------------ ----------------
$600K convertible
 debentures
 Issued October
  21/98..........
 Convertible at
  $3.00 after
  April 21/99....      137,017           --
 Interest saved..          --         20,384
 Accretion of
  discount
  saved..........          --         23,101 [X]
                   ------------ ----------------
                           --            --
 Net of income
  tax effect.....          --            --
                   ------------ ----------------
                           --            --
                   ------------ ----------------
$500K convertible
 debentures
 Assumed issued
  March 27/97....
 Convertible at
  $7.60..........       65,789           --
 Interest saved
  (at 12%).......          --         30,000
 Accretion of
  discount
  saved..........          --            n/a [X]
                   ------------ ----------------
                           --            --
 Net of income
  tax effect.....          --            --
                   ------------ ----------------
                           --            --
                   ------------ ----------------
Diluted amounts..    7,204,378  $  1,009,000
                                ----------------
Diluted eps......               $       0.14
                                ================
Diluted eps
 restated to give
 effect to the
 5:2 share
 consolidation
 subsequent to
 year end =......               $       0.35
                                ================

-------
[X] = anti-dilutive, not factored in calculations
X = dilutive; included in calculations